UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

Loan and Security Agreement and Issuance of a Junior Secured Convertible Promissory Note

On March 17, 2025, Vivakor, Inc. (the “Company”), issued a junior secured convertible promissory note (the “Note”) due as described below, to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in connection with a Loan and Security Agreement entered into by and between the Company, its subsidiaries, and the Lender (the “Agreement”). The Company received $5,000,000, before deduction of closing fees (the “Loan”), and will use the net proceeds of the Loan for general working capital purposes and to repay certain indebtedness. The Company received the funds on March 18, 2025.

The Note is payable to the Lender over forty-two equal weekly installments of $157,739, which may be paid in cash or, at the option of the Company once an applicable resale registration statement covering the conversion shares is declared effective by the SEC, in free trading shares of its common stock issued at a twenty percent (20%) discount to the lower of either the previous day’s closing price or the average of the four lowest volume-weighted average prices during the prior twenty (20) trading days. The Note does not bear interest unless an event of default shall occur and is continuing. The Note is subject to mandatory prepayment upon the receipt of proceeds from identified sales of equity interests in the Company and/or the receipt of certain extraordinary cash payments. The Note is secured by a junior lien in all assets of the Company and its subsidiaries, subject to exceptions for existing debt covenants of the Company. The Company reserved 21,554,274 shares of its common stock for issuance in connection with a conversion under the Note and the Company agreed to issue the Lender 250,000 shares of its common stock as additional consideration for the loan (the “Commitment Shares”).

Under the terms of a Registration Rights Agreement (the “RRA”), the Company is obligated to file a resale registration statement with the SEC registering any shares of its common stock issuable under the Note (the “Conversion Shares”) as well as the Commitment Shares by a date which shall be not later than sixty (60) days after closing.

This summary is not a complete description of all of the terms of the Agreement, the Note, and the RRA and are qualified in their entirety by reference to the full text of the Agreement, the Note and the RRA, forms of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively hereto, which are incorporated by reference into this Item 1.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2025, the Company received a deficiency notification letter from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company can regain compliance with the minimum bid price requirement at any time within the 180 calendar day period following receipt of the Nasdaq notice, or until September 15, 2025. To regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.

Nasdaq’s written notice has no effect on the listing or trading of the Company’s common stock at this time. The Company intends to actively monitor the closing bid price of its common stock and, as appropriate, will consider available options to resolve this listing deficiency.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on March 17, 2025, we issued the Note and agreed to issue the Commitment Shares to the Lender, which securities contain a standard Rule 144 restrictive legend. The issuances of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is one of our executive officers and familiar with our operations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Loan and Security Agreement with J.J. Astor & Co. dated March 17, 2025
10.2	Junior Secured Convertible Promissory Note dated March 17, 2025
10.3	Registration Rights Agreement with J.J. Astor dated March 17, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: March 21, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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